UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_______________________________________________

FORM 8-K

_______________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 21, 2020

(Date of earliest event reported)

Atlantic Capital Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Georgia	001-37615	20-5728270
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

945 East Paces Ferry Rd. NE, Suite 1600

Atlanta, Georgia 30326

(Address of principal executive offices)

(Zip Code)

(404) 995-6050

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ACBI	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [   ]

Item 5.07.Submission of Matters to a Vote of Security Holders.

On May 21, 2020, Atlantic Capital Bancshares, Inc. (the “Company”) held its annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders voted on the matters disclosed in the Company’s definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 9, 2020 (the “Proxy Statement”). The final voting results for the matters submitted to a vote of shareholders are set forth below.

Proposal No. 1: Election of Directors

At the Annual Meeting, the Company’s shareholders elected the nine persons listed below as directors for a one-year term expiring at the 2021 annual meeting of shareholders or until his or her earlier resignation or retirement or until a successor is elected and qualified.

Director	Votes Cast For	Votes Withheld	Broker Non-Votes
Walter M. Deriso, Jr.	8,446,107	9,051,990	1,858,211
Shantella E. Cooper	17,430,071	68,026	1,858,211
Henchy R. Enden	17,465,196	32,901	1,858,211
James H. Graves	16,454,798	1,043,299	1,858,211
Douglas J. Hertz	17,429,015	69,082	1,858,211
Thomas M. Holder	17,467,040	31,057	1,858,211
Lizanne Thomas	17,428,242	69,855	1,858,211
Douglas L. Williams	17,467,040	31,057	1,858,211
Marietta Edmunds Zakas	17,467,040	31,057	1,858,211

In accordance with the Company’s Corporate Governance Guidelines, the Governance and Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) considered whether to recommend that the Board accept or reject Mr. Deriso’s tendered resignation for his failure to receive a greater number of votes “for” than “withheld” for his re-election. The Committee recommended that the Board reject Mr. Deriso’s tendered resignation. The Board subsequently considered Mr. Deriso’s tendered resignation and the underlying reasons for Mr. Deriso not receiving a greater number of votes “for” than “withheld” for his re-election, and the Board agreed with the Committee’s recommendation that Mr. Deriso’s contributions to the Company, strong leadership and deep institutional knowledge and perspective regarding the Company’s strengths, weaknesses, and opportunities are valuable to the Board and the Company. As a result, Mr. Deriso’s tendered resignation was rejected by the Board. Accordingly, Mr. Deriso will continue to serve until the 2021 annual meeting of shareholders or until his earlier resignation or retirement or until a successor is elected and qualified.

Proposal No. 2: Ratification of the appointment of Ernst & Young LLP as the Company’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020

At the Annual Meeting, the Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

For	Against	Abstentions	Broker Non-Votes
19,042,628	313,418	262	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATLANTIC CAPITAL BANCSHARES, INC.

Dated:  May 27, 2020

By: /s/ Patrick T. Oakes

Name: Patrick T. Oakes

Title:   Executive Vice President and
Chief Financial Officer